UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 1, 1998(April 30,1998)
                                                --------------------------------

                             SUSA Partnership, L.P.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         Tennessee                       001-12403               62-1554135
         ---------                       ---------               ----------
State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization                             dentification Number)

          165 Madison Avenue, Suite 1300, Memphis, TN              38103
          -------------------------------------------              -----
           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (901) 252-2000
                                                    --------------

Note: This Form 8-K/A is being filed to amend the Form 8-K filed on October 13, 1998 and to include the audited and pro forma financial statements for the acquisitions reported on that Form 8-K.

Item 2: Acquisition or Disposition of Assets

SUSA Partnership. L.P. (the "Company" and the "Partnership"), a limited partnership controlled by Storage USA, Inc. (the "REIT"), consummated during the period April 30, 1998 through September 25, 1998, the acquisition of 35 self-storage facilities (the "Acquired Facilities"). The Acquired Facilities contain approximately 2,347,000 square feet, are located in 14 states and were purchased at a contract price of approximately $180,123,000.

The acquisition of the Acquired Facilities was funded by cash generated from operations, borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee, the issuance of $200 million senior unsecured notes, the issuance of units of limited partnership interest in the Partnership ("Units"), the assumption of mortgages, the use of capital leases, the issuance of unsecured non-interest bearing notes and the use of deferred unit agreements. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in
Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following  provides certain additional  information  concerning the Acquired
Facilities:

Location                      Seller                                                               Date of Acquisition
--------                      ------                                                               -------------------
West Palm Beach, FL           CMV Partners                                                                     4/30/98
Columbus, OH                  Grandview Storage Associates                                                      5/4/98
Spring, TX                    CB Commercial                                                                     5/6/98
Tempe, AZ                     Mini Pockets, L.L.C.                                                             5/28/98
West New York, NJ             Hudson Mini Storage, Inc.                                                         6/3/98
Las Vegas, NV                 Charleston/Jones Mini Storage                                                     6/4/98
Pineville, NC                 Superior Storage, L.L.C.                                                         6/26/98
Abington, MA                  Extraspace of Abington, L.C.                                                     6/29/98
Henderson, NV                 Whitney Mesa Minis L.L.C.                                                        6/29/98
Kendall, FL                   Budget Mini Storage, Inc.                                                        6/30/98
Albuquerque, NM               Tony O. Scarton and Judith K. Scarton                                            6/30/98
Columbus, OH                  J.A.S. Group                                                                     7/16/98
Whitehall, OH                 J.A.S. Group                                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                                     7/16/98
Los Alamitos, CA              Los Al U-Store & Lock                                                            7/31/98
Los Angeles, CA               West Pico Associates                                                             8/27/98
Shelby, MI                    Pogoda Companies & Maurice Pogoda                                                 9/4/98
Canton, MI                    Pogoda Companies & Maurice Pogoda                                                 9/4/98
Belleville, MI                Pogoda Companies & Maurice Pogoda                                                 9/4/98

                                       2

Location                      Seller                                                               Date of Acquisition
--------                      ------                                                               -------------------
Ypsilanti, MI                 Pogoda Companies & Maurice Pogoda                                                 9/4/98
Chesterfield Township, MI     Pogoda Companies & Maurice Pogoda                                                 9/4/98
Southgate, MI                 Pogoda Companies & Maurice Pogoda                                                 9/4/98
Mount Clemens, MI             Pogoda Companies & Maurice Pogoda                                                 9/4/98
Bethesda, MD                  River Road Limited Patnership & DMMJ Limited Partnership                         9/14/98
Los Angeles, CA               Bondie O. Gabrell & Carrie D. Gambrell                                           9/25/98
Brooklyn, NY                  Vestpro Corporation                                                              9/25/98
Long Island City, NY          Vestpro Corporation                                                              9/25/98
Brooklyn, NY                  Vestpro Corporation                                                              9/25/98
Bronx, NY                     Vestpro Corporation                                                              9/25/98
New York, NY                  Vestpro Corporation                                                              9/25/98
New York, NY                  Vestpro Corporation                                                              9/25/98
Philadelphia, PA              Vestpro Corporation                                                              9/25/98


The following  unaudited data related to the  Acquisition  Facilities is derived from the Company's  internal  records as of the last day of the month  following closing, or the most current information available:
                                      Square         Rent per      Economic     Physical       Total         Contract
          Location                     Feet        Square Foot    Occupancy    Occupancy       Units          Price
          --------                     ----       -------------   ---------    ---------       -----          -----
Acquired Facilities:
West Palm Beach, FL (1)                52,345         $11.34          50%          57%           604        $2,900,000
Columbus, OH                           62,300          $8.64          70%          78%           511        $2,899,374
Spring, TX (1)                         73,121          $6.72          35%          54%           540        $2,300,000
Tempe, AZ                              44,250         $10.67          84%          90%           533        $3,000,000
West New York, NJ                      45,437         $15.22          81%          96%         1,297        $3,150,000
Las Vegas, NV (1)                      59,706          $9.45          84%          37%           740        $3,400,000
Pineville, NC (1)                      47,565         $11.55          38%          43%           499        $2,826,000
Abington, MA (1) (2)                   45,775         $12.71          90%          96%           425        $3,150,000
Henderson, NV (1)                     114,650         $10.79          49%          69%         1,179        $5,885,000
Kendall, FL                            76,711         $15.14          69%          77%         1,082        $5,462,500
Albuquerque, NM                        49,615          $8.14          66%          78%           505          $950,000
Columbus, OH                           22,750          $7.30          58%          95%           174        $1,050,000
Whitehall, OH                          50,025          $7.15          74%          79%           401        $2,100,000
Columbus, OH                           64,250          $6.86          69%          72%           454        $2,650,000
Columbus, OH                           54,475          $7.71          90%          95%           427        $2,570,000
Columbus, OH (1)                       58,795          $7.90          76%          85%           367        $2,600,000
Columbus, OH (1)                       30,350          $7.28          62%          76%           214        $1,300,000
Los Alamitos, CA                       81,803         $13.08          94%          96%         1,051        $7,500,000
Los Angeles, CA                        61,518         $12.64          90%          94%           693        $4,150,000
Shelby, MI                             94,000          $8.54          85%          89%           631        $6,097,549
Canton, MI                             62,800          $8.76          84%          92%           365        $3,918,823
Belleville, MI                         85,561         $10.06          80%          91%           811        $5,942,286
Ypsilanti, MI                          68,400         $10.85          76%          83%           636        $4,992,654
Chesterfield Township, MI              65,020          $9.08          78%          92%           480        $3,960,581
Southgate, MI (1)                      46,650         $10.41          70%          77%           390        $3,492,718
Mount Clemens, MI (1)                  44,600          $9.78          77%          84%           475        $2,980,822
Bethesda, MD (2)                       41,282         $22.58          88%          98%           592        $7,450,000
Los Angeles, CA                        53,964         $14.28          88%          85%           716        $2,975,000
Brooklyn, NY                           97,048         $21.94          95%          95%         2,045       $12,284,000
Long Island City, NY                  140,323         $20.34          81%          78%         2,552       $15,648,000

                                       3

                                      Square         Rent per      Economic     Physical       Total         Contract
          Location                     Feet        Square Foot    Occupancy    Occupancy       Units          Price
          --------                     ----       -------------   ---------    ---------       -----          -----
Brooklyn, NY                          101,662         $19.50         101%          94%         2,012       $12,292,000
Bronx, NY                             101,652         $21.17          81%          82%         1,845       $10,408,000
New York, NY (1)                       77,268         $29.60          53%          50%         1,311       $11,750,000
New York, NY (1)                       51,875         $27.82          17%          16%           936        $9,500,000
Philadelphia, PA                      119,847         $11.93          85%          71%         1,958        $6,588,000
                              =========================================================================================
Total Acquired Facilities           2,347,393         $13.48          78%          75%        29,451    $  180,123,307
                              =========================================================================================

 (1) These properties were developed in 1997 or 1998 and were in various stages of lease-up during those periods.

(2) These properties were managed by the Company prior to being acquired by the Company.

Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

          *         Report of Independent Accountants.

          * Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1997 (Audited), and for the nine months ended September 30, 1998 (Unaudited).

          *         Notes  to  Acquired  Facilities   Historical   Summaries  of
                    Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

          * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1998.

          *         Unaudited  Pro  Forma   Combined   Condensed   Statement  of
                    Operations for the nine months ended September 30, 1998.

          *         Unaudited  Pro  Forma   Combined   Condensed   Statement  of
                    Operations for the year ended December 31, 1997.

          *         Notes to Unaudited Pro Forma  Combined  Condensed  Financial
                    Statements.

(c)      Exhibits

         Exhibit           Description

         23.1              Consent of Independent Accountants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical
Summaries") for certain self-storage facilities (the "Acquired Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1997. These Historical Summaries are the responsibility of the management of the Acquired Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A SUSA Partnership, L.P.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired Facilities for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                           PRICEWATERHOUSECOOPERS LLP


Baltimore, Maryland
December 1, 1998

                                               ACQUIRED FACILITIES

                                      HISTORICAL SUMMARIES OF COMBINED GROSS
                                      REVENUE AND DIRECT OPERATING EXPENSES
                                              (amounts in thousands)
                                                                      For the                   For the
                                                                     year ended            nine months ended
                                                                    December 31,             September 30,
                                                                        1997                      1998
                                                                ---------------------    -----------------------
                                                                                              (unaudited)
                                                                                                (note 2)
Gross Revenue:
     Rental revenue                                                          $20,665                    $18,011
     Other revenue                                                               492                        543
                                                                ---------------------    -----------------------
          Total gross revenue                                                 21,157                     18,554
                                                                ---------------------    -----------------------

Direct Operating Expenses:
     Property operations and maintenance                                       4,838                      3,952
     Real estate taxes                                                         1,308                      1,098
                                                                ---------------------    -----------------------

          Total direct operating expenses                                      6,146                      5,050
                                                                ---------------------    -----------------------

Gross revenue in excess of direct operating expenses                         $15,011                    $13,504
                                                                =====================    =======================

                                            See accompanying notes.


                          NOTES TO ACQUIRED FACILITIES
                        HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating
Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Acquired Facilities") which have been acquired by SUSA
Partnership, L.P. (the "Company").

                                      Acquired Facilities
                                  Number of                                         Number of
Location                         Facilities      Location                          Facilities
--------------------------------------------     ---------------------------------------------
West Palm Beach, FL                       1      Shelby, MI                                 1
Columbus, OH                              6      Canton, MI                                 1
Spring, TX                                1      Belleville, MI                             1
Tempe, AZ                                 1      Ypsilanti, MI                              1
West New York, NJ                         1      Chesterfield Township, MI                  1
Las Vegas, NV                             1      Southgate, MI                              1
Pineville, NC                             1      Mount Clemens, MI                          1
Abington, MA                              1      Bethesda, MD                               1
Henderson, NV                             1      Brooklyn, NY                               2
Kendall, FL                               1      Long Island City, NY                       1
Albuquerque, NM                           1      Bronx, NY                                  1
Whitehall, OH                             1      New York, NY                               2
Los Alamitos, CA                          1      Philadelphia, PA                           1
Los Angeles, CA                           2

         The Historical Summaries for the Acquired Facilities with a total acquisition cost of $180,123 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Acquired Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquired Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries for the Acquired Facilities have been prepared on a basis consistent with the audited Historical Summaries. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of future operating results.

                                STORAGE USA, INC.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                                   (UNAUDITED)

         The following unaudited Pro Forma Combined Condensed Balance Sheet was prepared as if the Acquired Facilities were purchased on September 30, 1998. The unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1998, and for the year ended December 31, 1997, have been prepared to reflect the acquisition of the Acquired Facilities as if the Acquired Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, and the pro forma financial information set forth in the footnotes to the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and should be read in conjunction with those financial statements and the notes thereto. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                                                      SUSA PARTNERSHIP, L.P.

                                            PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                     as of September 30, 1998
                                                           (Unaudited)
                                                      (amounts in thousands)
                                                      Historical                                                  Pro Forma
                                                         SUSA              Acquired          Pro Forma              SUSA
                                                   Partnership, L.P.      Facilities        Adjustments       Partnership, L.P.
                                                  --------------------  ---------------   ----------------    ------------------
Assets:
      Investment in storage facilities, net            $    1,503,803                           $   1,050 (a)     $   1,504,853
      Cash and equivalents                                      2,614                                                     2,614
      Mortgages receivable                                     97,489                                                    97,489
      Other assets                                             51,601                                                    51,601
                                                  --------------------  ---------------   ----------------    ------------------

           Total assets                                $    1,655,507          $     -          $   1,050         $   1,656,557
                                                  ====================  ===============   ================    ==================

 Liabilities and partners' capital
      Notes payable                                     $     600,000                                              $    600,000
      Line of credit borrowings                                87,012                           $   1,050 (b)            88,062
      Mortgage notes payable                                   67,926                                                    67,926
      Other borrowings                                         47,443                                                    47,443
      Accounts payable and accrued expenses                    26,021                                                    26,021
      Rents received in advance                                10,274                                                    10,274
      Distributions payable                                    17,751                                                    17,751
      Minority interest                                         1,992                                                     1,992
                                                  --------------------  ---------------   ----------------    ------------------

           Total liabilities                                  858,419                -              1,050               859,469
                                                  --------------------  ---------------   ----------------    ------------------

 Partners' capital
      General partnership units                               681,851                                                   681,851
      Limited partnership units                               126,943                                                   126,943
      Notes receivable - officers                             (11,706)                                                  (11,706)
                                                  --------------------  ---------------   ----------------    ------------------

           Total partners' capital                            797,088                -                  -               797,088
                                                  --------------------  ---------------   ----------------    ------------------

           Total liabilities and partners'
             capital                                   $    1,655,507          $     -          $   1,050         $   1,656,557
                                                  ====================  ===============   ================    ==================

                                                     See accompanying notes.


                                                  SUSA PARTNERSHIP, L.P.

                                   PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                                For the nine months ended
                                                    September 30, 1998
                                                        (Unaudited)
                                             (thousands, except per unit data)
                                                    Historical       Acquired and                         Pro Forma
                                                       SUSA           Acquisition     Pro Forma              SUSA
                                                 Partnership, L.P.    Facilities     Adjustments      Partnership, L.P.
                                                 ------------------ ---------------- -------------    -------------------

Property Revenues:
Rental income                                         $    156,922          $14,501      $  1,722 (c)       $    173,145
Other income                                                 3,731              501            87 (d)              4,319
                                                 ------------------ ---------------- -------------    -------------------

     Total revenues                                        160,653           15,002         1,809                177,464
                                                 ------------------ ---------------- -------------    -------------------

Property Expenses:
Cost of property operations
     and maintenance                                        40,699            3,038           310 (e)             44,047
Taxes                                                       13,330              865           133 (f)             14,328
General & administrative                                     7,513                            786 (g)              8,299
Depreciation & amortization                                 21,037                          2,280 (h)             23,317
                                                 ------------------ ---------------- -------------    -------------------

     Total expenses                                         82,579            3,903         3,509                 89,991
                                                 ------------------ ---------------- -------------    -------------------

     Income from property operations                        78,074           11,099        (1,700)                87,473

Other Income (expenses):
   Interest expense                                        (32,105)                        (8,745)(i)            (40,850)
   Interest income                                           5,635                                                 5,635
                                                 ------------------ ---------------- -------------    -------------------

Income before gain and minority interest                    51,604           11,099       (10,445)                52,258

Gain on exchange of self-storage facilities                   (284)                           284 (j)                  -
                                                 ------------------ ---------------- -------------    -------------------

Income before minority interest                             51,320           11,099       (10,161)                52,258

Minority interest                                              (31)                                                  (31)
                                                 ------------------ ---------------- -------------    -------------------

   Net income                                         $     51,289       $   11,099    $  (10,161)          $     52,227
                                                 ================== ================ =============    ===================

   Basic net income per unit                           $      1.65                                           $      1.66
                                                 ==================                                   ===================
   Diluted net income per unit                         $      1.65                                           $      1.65
                                                 ==================                                   ===================

   Basic weighted average units outstanding                 31,036                                                31,464
                                                 ==================                                   ===================
   Diluted weighted average units outstanding               31,161                                                31,589
                                                 ==================                                   ===================

                                                See accompanying notes.

                                                            11

                                                  SUSA PARTNERSHIP, L.P.

                                   PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                           For the year ended December 31, 1997
                                                        (Unaudited)
                                             (thousands, except per unit data)

                                                       Initial
                                                      Pro Forma       Acquired and                          Pro Forma
                                                         SUSA          Acquisition    Pro Forma               SUSA
                                                  Partnership, L.P.    Facilities    Adjustments        Partnership, L.P.
                                                  ------------------- -------------- -------------     --------------------

Property Revenues:
Rental income                                           $    181,721      $  20,665     $  10,251 (k)         $    212,637
Other income                                                   3,130            492           455 (l)                4,077
                                                  ------------------- -------------- -------------     --------------------

     Total revenues                                          184,851         21,157        10,706                  216,714
                                                  ------------------- -------------- -------------     --------------------

Property Expenses:
Cost of property operations
     and maintenance                                          44,722          4,838         2,237 (m)               51,797
Taxes                                                         14,515          1,308           732 (n)               16,555
General & administrative                                       7,789                        1,343 (o)                9,132
Depreciation & amortization                                   22,890                        4,962 (p)               27,852
                                                  ------------------- -------------- -------------     --------------------

     Total expenses                                           89,916          6,146         9,274                  105,336
                                                  ------------------- -------------- -------------     --------------------

     Income from property operations                          94,935         15,011         1,432                  111,378

Other Income (expenses):
   Interest expense                                          (28,362)                     (17,437)(q)             (45,799)
   Interest income                                             2,083                                                 2,083
                                                  ------------------- -------------- -------------     --------------------

Income before gain and minority interest                      68,656         15,011       (16,005)                  67,662

Gain on exchange of self-storage facilities                        -                            -                        -
                                                  ------------------- -------------- -------------     --------------------

Income before minority interest                               68,656         15,011       (16,005)                  67,662

 Minority interest                                              (381)                                                 (381)
                                                  ------------------- -------------- -------------     --------------------

   Net income                                           $     68,275      $  15,011    $  (16,005)            $     67,281
                                                  =================== ============== =============     ====================

   Basic net income per unit                             $      2.24                                           $      2.15
                                                  ===================                                  ====================
   Diluted net income per unit                           $      2.23                                           $      2.13
                                                  ===================                                  ====================

   Basic weighted average units outstanding                   30,464                                                31,363
                                                  ===================                                  ====================
   Diluted weighted average units outstanding                 30,676                                                31,575
                                                  ===================                                  ====================

                                                  See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (dollar amounts in thousands, except share/unit and per share/unit data)
                                   (Unaudited)



1.        SUSA Partnership, L.P.

         The historical financial information of SUSA Partnership, L.P. (the "Company") includes SUSA Management, Inc. ("SUSA Management").


2.       SUSA Partnership, L.P. - Initial Pro Forma Statement of Operations

         The  Initial  Pro Forma  Statement  of  Operations  for the year  ended
December 31, 1997 is presented as if (a) the acquisition during 1997 of 119 facilities totaling 7,200 square feet for a cost of approximately $353,000, (b) the issuance of 2,461,000 shares of common stock for net proceeds of approximately $90,368, (c) the issuance of $300,000 of notes payable, (d) issuance of 949,000 of Units valued at approximately $35,700 and (e) the assumption of approximately $7,100 of mortgages had occurred on January 1, 1997.


3.       Acquired Facilities - Statement of Operations

         The statements of operations for the Acquired Facilities reflects the results of operations of the Acquired Facilities for the year ended December 31, 1997, and the results of operations of the Acquired Facilities from January 1, 1998 to the date acquired, which are included in the Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)
4.       Pro Forma Adjustments - Balance Sheet
                                                                                                  As of September 30, 1998
                                                                                                 ---------------------------
(a)      To record the anticipated capital improvements of the Acquired Facilities.          $                        1,050

(b)      To record the line of credit draw relating to the anticipated capital
         improvements of the Acquired Facilities.                                            $                        1,050


5.       Pro Forma Adjustments - Statement of Operations
                                                                                                     Nine Months Ended
                                                                                                     September 30, 1998
                                                                                                     ------------------
(c)      To record rental income for the 21 facilities  acquired from January 1,
         1998 to March 31, 1998 (the  "Reported  Acquisitions")  from January 1,
         1998 to the date acquired.                                                          $                        1,722

(d)      To record other income for the Reported Acquisitions from January 1, 1997 to
         the date acquired.                                                                  $                          104

         To reduce other income for managed facilities acquired, based on actual management fees earned by the Company from January 1, 1998 to the acquisition
         date.                                                                               $                          (17)
                                                                                             ------------------------------
         Pro forma adjustment                                                                $                           87

(e)      To record cost of property operations and maintenance for the Reported
         Acquisitions from January 1, 1998 to the date acquired.                             $                          310

(f)      To record  taxes for the Reported  Acquisitions  from January 1, 1998 to the
        date acquired.                                                                       $                          133

(g)      To reflect an estimated increase in general and administrative expense based on
         results subsequent to acquisition.                                                  $                          786

(h)      To  record   depreciation  for  the  Reported   Acquisitions  based  on
         approximately   $66,241  of  the  purchase  price  being  allocated  to
         depreciable assets, based on a 40 year life.                                        $                        1,242

         To record depreciation for the Acquired Facilities based on $132,257 of the
         purchase price being allocated to depreciable assets, based on a 40 year life.      $                        2,480

         Less: Depreciation included in the Historical balance relating to the facilities
         acquired during the first nine months of 1998.                                      $                       (1,442)
                                                                                            -------------------------------
         Pro forma adjustment                                                                $                        2,280

                                                             14

                                NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (dollar amounts in thousands, except per share data)
                                                       (Unaudited)

5.        Pro Forma Adjustments - Statement of Operations - continued
                                                                                                     Nine Months Ended
                                                                                                    September 30, 1998
                                                                                                    ------------------

(i)      To reflect the pro forma interest  expense from a pro forma decrease in the line of credit balance at a weighted average interest rate of 6.81%
         after assuming all financing transactions occurred on January 1, 1998.             $                       2,411

         To reflect  the pro forma  effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 6.95% notes
         payable assumed to occur on January 1, 1998.                                       $                      (3,700)

         To reflect  the pro forma  effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 7.45% notes
         payable assumed to occur on January 1, 1998.                                       $                      (3,966)

         To reflect interest expense on mortgage notes payable from January 1, 1998 to the date of acquisition for the $28,105 mortgages assumed with the Reported
         Acquisitions and the Acquired Facilities.                                          $                      (1,101)

         To reflect the pro forma  effect on interest of assuming  the payoff of all  mortgages  that were paid off during the first nine months of 1998
         occurred on January 1, 1998.                                                       $                         122

         To reflect interest expense from January 1, 1998 to the date of acquisition for the capital leases, unsecured non-interest bearing notes and deferred Units
         totaling $47,443 that were entered into in exchange for self-storage facilities.   $                       (2,511)
                                                                                            ------------------------------
         Pro forma adjustment                                                               $                       (8,745)

(j)      To remove loss on exchange of self-storage facilities                              $                          284


                                                                                                      Year ended
                                                                                                   December 31, 1997
                                                                                                   -----------------
(k)      To record rental income for the Reported Acquisitions.                             $                       10,251

(l)      To record other income for the Reported Acquisitions.                              $                          502
         To reduce other income for the managed facilities acquired, based on actual
         management fees earned by the Company.                                             $                          (47)
                                                                                            ------------------------------
         Pro forma adjustment                                                               $                          455

(m)      To record cost of property operations and maintenance for the Reported
         Acquisitions.                                                                      $                        2,237

(n)      To record taxes for the Reported Acquisitions.                                     $                          732

(o)       To reflect an estimated increase in general and administrative expense based on
          results subsequent to acquisition.                                                $                        1,343


                                                             15

                                NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (dollar amounts in thousands, except per share data)
                                                       (Unaudited)

5.        Pro Forma Adjustments - Statement of Operations - continued
                                                                                                        Year ended
                                                                                                     December 31, 1997
                                                                                                     -----------------
(p)       To  record  depreciation  for  the  Reported   Acquisitions  based  on
          approximately  $66,241  of  the  purchase  price  being  allocated  to
          depreciable assets, based on a 40 year life.                                      $                        1,656

          To record depreciation for the Acquired Facilities based on $132,257 of the
          purchase price being allocated to depreciable assets, based on a 40 year life.    $                        3,306
                                                                                            ------------------------------
          Pro forma adjustment                                                              $                        4,962

(q)       To  reflect  the  interest  expense  on the pro  forma  line of credit balance  decrease of $35,350 at a weighted  average  interest  rate of
          6.99% after effect of assuming all financing transactions to occur on
          January 1, 1997.                                                                  $                        2,471

          To reflect the pro forma  effect of  additional  interest  expense and amortization  of  discount  due to the  issuance  of $100,000 of 6.95%
          notes payable assumed to occur on January 1, 1997.                                $                       (6,961)
          To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.45% notes payable assumed to
          occur on January 1, 1997.                                                         $                       (7,461)

          To reflect interest expense on mortgage notes payable for the $28,105 mortgages
          assumed with the Reported Acquisitions and the Acquired Facilities.               $                       (2,108)

          To reflect the pro forma  effect on interest of assuming the payoff of all mortgages  that were paid off during the first nine months of 1998
          occurred on January 1, 1997.                                                      $                          181

          To reflect interest expense for the capital leases, unsecured non-interest bearing notes and deferred Units totaling $47,443 that were entered into in
          exchange for self-storage facilities.                                             $                       (3,559)
                                                                                            ------------------------------
          Pro forma adjustment                                                              $                      (17,437)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DATED:  December 1, 1998

                                  SUSA PARTNERSHIP, L.P.
                                  By STORAGE USA, INC.,
                                  General Partner

                                  By: /s/ Christopher P. Marr
                                  Christopher P. Marr
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit           Description

23.1              Consent of Independent Accountants.


                                       17